Exhibit 10.20

FIRST AMENDMENT TO MASTER LEASE

THIS FIRST AMENDMENT TO MASTER LEASE (this “Amendment”) is made and entered into this 1st day of October, 2015, by and among MRT of La Mesa CA – SNF, LLC, MRT of National City CA – SNF I, LLC, MRT of National City CA – SNF II , LLC, MRT of Upland CA – SNF/ALF, LLC, and MRT of San Diego CA – SNF, LLC, each, a Delaware limited liability company (collectively, the “Landlord”), and GHC of La Mesa, LLC, GHC of National City II, LLC, GHC of National City I, LLC, GHC of Upland SNF, LLC, GHC of Upland RCFE, LLC, and GHC of Kearny Mesa, LLC, each, a California limited liability company (collectively, the “Tenant”).

W I T N E S S E T H:

WHEREAS, MRT of La Mesa CA – SNF, LLC, MRT of National City CA – SNF I, LLC, MRT of National City CA – SNF II , LLC, and MRT of Upland CA – SNF/ALF, LLC (collectively, the “Original Landlord”), and GHC of La Mesa, LLC, GHC of National City II, LLC, GHC of National City I, LLC, GHC of Upland SNF, LLC, and GHC of Upland RCFE (collectively, the “Original Tenant”), entered into that certain Master Lease, dated March 31, 2015 (the “Master Lease”), pursuant which Original Landlord leased four skilled nursing facilities and one residential care facility for the elderly located in California to Original Tenant, as more particularly described therein.

WHEREAS, pursuant to a Purchase and Sale Agreement, dated September 1, 2015 (as amended, the “Kearny Mesa Purchase Agreement”), between MRT of San Diego CA – SNF, LLC (the “Kearny Mesa Landlord”), and Kearny Mesa Real Estate, LLC, the Kearny Mesa Landlord has on this date purchased that certain tract of land located at 7675 Family Circle, San Diego, CA 92111, and more particularly described in Exhibit A attached hereto and made a part hereof (the “Kearny Mesa Land”), upon which there is located a nursing facility licensed for no less than 74 beds (all of which are both Medicaid and Medicare certified), and which facility is commonly known as Kearny Mesa Convalescent Nursing Home (the “Kearny Mesa Facility”);

WHEREAS, pursuant to the Kearny Mesa Purchase Agreement, Kearny Mesa Landlord also has purchased on the date hereof the furnishings, furniture, equipment and fixtures used in or about the Kearny Mesa Demised Premises (as hereinafter defined), including the property described in Exhibit B attached hereto and made a part hereof (hereinafter collectively referred to as the “Kearny Mesa Personal Property”). The “Kearny Mesa Demised Premises” means, collectively, the Kearny Mesa Land, the Kearny Mesa Facility, any other improvements now or hereafter located on the Kearny Mesa Land, and all easements, tenements, hereditaments and appurtenances thereto;

WHEREAS, Landlord and Tenant desire to amend the Master Lease to add the Kearny Mesa Demised Premises and the Kearny Mesa Personal Property (the “Kearny Mesa Leased Property”) to the Leased Property (as defined in the Master Lease), subject to the terms and conditions provided below; and

WHEREAS, all capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Master Lease.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby mutually agreed as follows:

1.	Amendments to Master Lease. Effective as of the date hereof, the Master Lease is hereby amended as follows:

1.1	Defined Terms.

(a)	The term “Demised Premises” as used in the Master Lease is hereby amended to include the Kearny Mesa Demised Premises.

(b)	The term “Facilities” as used in the Master Lease is hereby amended to include the Kearny Mesa Facility.

(c)	The term “Land” as used in the Master Lease is hereby amended to include the Kearny Mesa Land.

(d)	The term “Landlord” as used in the Master Lease is hereby amended to include the Kearny Mesa Landlord.

(e)	The term “Leased Property” as used in the Master Lease is hereby amended to include the Kearny Mesa Leased Property.

(f)	The term “Personal Property” as used in the Master Lease is hereby amended to include the Kearny Mesa Personal Property.

(g)	The term “Purchase Agreement” as used in the Master Lease is hereby amended to include the Kearny Mesa Purchase Agreement.

(h)	The term “Tenant” as used in the Master Lease is hereby amended to include GHC of Kearny Mesa, LLC, a California limited liability company.

1.2	Base Rent. The first sentence in Section 4.1 of the Master Lease is hereby deleted in its entirety and substituted with the following:

“Tenant shall pay to Landlord rental (“Base Rent”) for the Demised Premises and the Personal Property, over and above all other and additional payments to be made by Tenant as provided in this Lease, in an amount per annum equal to (i) the sum of (A) the aggregate Purchase Price paid by Landlord for the Leased Property pursuant to the Purchase Agreement, plus (B) all Kearny Mesa Advances actually advanced, multiplied by (ii) eight and 75/100 percent (8.75%). Base Rent shall be adjusted as and when necessary to take into account any additional Kearny Mesa Advances and the total Purchase Price paid under the Purchase Agreement for the Leased Property, including, without limitation, any Earnout Amount (as defined in the Purchase Agreement) paid by Landlord under the Purchase Agreement.”

1.3	Decertifying Beds.

(a)	The last sentence in Section 2.1 of the Master Lease is hereby deleted in its entirety and substituted with the following:

“Notwithstanding anything to the contrary contained in this Lease, for purposes of this Lease, any bed that is voluntarily taken out of service or de-certified by Tenant in accordance with applicable law and for customary and prudent business purposes shall still be counted for purposes of the foregoing (and any similar) covenant contained herein provided that Tenant obtains Landlord’s written consent (not to be unreasonably withheld, conditioned or delayed) before voluntarily decertifying any bed for reasons other than compliance with the requirements of applicable regulatory authorities or compliance with Tenant’s other obligations under this Lease. Notwithstanding the foregoing, Landlord hereby acknowledges, agrees and consents to Tenant’s seeking the decertification of no more than 15 beds at the Kearny Mesa Facility, which such decertified beds are already reflected in the total number of licensed beds for the Kearny Mesa Facility set forth in this Lease of no less than 74 beds.”

(b)	The last sentence in Section 7.1 of the Master Lease is hereby deleted in its entirety and substituted with the following:

“Notwithstanding anything to the contrary contained in this Lease, for purposes of this Lease, any bed that is voluntarily taken out of service or de-certified by Tenant in accordance with applicable law and for customary and prudent business purposes shall still be counted for purposes of this Section 7.1, provided Tenant obtains Landlord’s written consent (not to be unreasonably withheld, conditioned or delayed) before voluntarily de-certifying any bed for reasons other than compliance with the requirements of applicable regulatory authorities or compliance with Tenant’s other obligations under this Lease. Notwithstanding the foregoing, Landlord hereby acknowledges, agrees and consents to Tenant’s seeking the decertification of no more than 15 beds at the Kearny Mesa Facility, which such decertified beds are already reflected in the total number of licensed beds for the Kearny Mesa Facility set forth in this Lease of no less than 74 beds.”

1.4	Kearny Mesa Advances. The following is hereby added to and made a part of the Master Lease as Article 36 thereof:

“ARTICLE 36 KEARNY MESA ADVANCES

36.1 Landlord shall make available to Tenant a renovation fund (the “Kearny Mesa Renovation Fund”) not to exceed Two Million and no/100 Dollars ($2,000,000.00) in the aggregate for the hard and soft costs of certain renovations and improvements to be made by Tenant at or with respect to the Kearny Mesa Leased Property in accordance with this Article 36. The disbursements by Landlord to Tenant from the Kearny Mesa Renovation Fund are hereinafter referred to as the “Kearny Mesa Advances”.

36.2 In the event Tenant wishes to utilize any portion of the Kearny Mesa Renovation Fund, Tenant shall submit to Landlord a written request (each, a “Work Proposal”) describing in reasonable detail (i) the work to be performed, (the “Work”), (ii) the proposed budget for the Work, (iii) the estimated timeline for the performance and completion of the Work, and (iv) any governmental or other approvals required in connection with the Work. Within fifteen (15) calendar days following the date as of which the Work Proposal is deemed given hereunder, Landlord shall notify Tenant of any items contained in the Work Proposal that Landlord objects to in its professional judgment. Tenant and Landlord will in good faith discuss any open items in order to resolve expeditiously any disagreements as to the items to be included in the Work. Landlord and Tenant further agree that, notwithstanding the foregoing, the Work described on Schedule 36.2 to this Lease that has been or is in the process of being performed are hereby approved by Landlord and Tenant will be entitled to recover such amounts from the Kearny Mesa Renovation Fund.

36.3 Following mutual agreement of the Work Proposal, Tenant shall deliver to Landlord, for its review and reasonable approval, prior to the commencement of the Work and any disbursement of any part of the Kearny Mesa Renovation Fund, copies of all proposals, bids, contracts and subcontracts relating to the Work (collectively, the “Construction Documents”). Landlord’s review of the Construction Documents shall impose no responsibility or liability on Landlord, and shall not constitute a representation, warranty or guarantee by Landlord with respect to the completeness, design, sufficiency or compliance thereof with any applicable laws. Before each contractor or subcontractor enters onto the Kearny Mesa Demised Premises, Tenant shall obtain a certificate of insurance evidencing that such contractor or subcontractor is carrying general liability insurance with coverages, amounts and issued by an insurance company reasonably acceptable to Landlord. Tenant shall cause the Work to be constructed or installed in a good, workmanlike, diligent, and efficient manner, in accordance with good development standards for comparable skilled nursing facilities, and in substantial compliance with all applicable laws, and to be otherwise reasonably acceptable to Landlord. The terms of ARTICLE 13 shall be applicable to the Work and any liens arising therefrom or relating thereto. Tenant shall not, without Landlord’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) modify or amend, in any material respect, any of the Construction Documents. Except as otherwise provided in the Master Lease, all improvements and additions to the Kearny Mesa Leased Property as a result of the Work shall become a part of the Leased Property and shall belong to Landlord.

36.4 Prior to the expiration or earlier termination of the Master Lease, Tenant shall use commercially reasonable efforts to afford Landlord the nonexclusive benefit of Tenant’s right, title and interest in, to and under: (i) any of the Construction Documents; (ii) any warranties or guarantees provided under any of the Construction Documents or otherwise relating to any of the Work, and (iii) any claims or causes of action against one or more of the parties to any of the Construction Documents. Promptly after Landlord’s request delivered within sixty (60) days before or after the expiration or earlier termination of the Master Lease, Tenant shall, in one or more written agreements reasonably acceptable to Landlord, assign (to the extent assignable) to Landlord all of Tenant’s right, title and interest in, to and under: (i) any of the Construction Documents; (ii) any warranties or guarantees provided under any of the Construction Documents or otherwise relating to any of the Work, and (iii) any claims or causes of action against one or more of the parties to any of the Construction Documents.

36.5 Landlord’s obligation to make each disbursement of the Kearny Mesa Renovation Fund shall be conditioned upon Landlord’s receipt, review and reasonable approval of a completed disbursement request for payment, including, without limitation, architect’s or general contractor’s certificates, waivers of lien, contractor’s and subcontractor’s sworn statements, and other evidence of cost and payments as may be reasonably required by Landlord (each a “Disbursement Request”). All Disbursement Requests (completed and with all required supporting documentation) must be submitted to Landlord within twelve (12) months following the date of this Amendment. Landlord shall, in Landlord’s sole and absolute discretion, remit payment to the contractor directly or to Tenant, each such remittance to be made within thirty (30) days of receipt of the applicable Disbursement Request; provided, however, Landlord shall remit directly to Tenant any amounts identified in such Disbursement Request, and reasonably evidenced to Landlord, as having been paid directly to such contractor by Tenant. It is understood that Landlord’s remittance of payment pursuant to any Disbursement Request shall not be conditioned upon Tenant’s prior payment of the subject invoice to the applicable vendor or contractor.

36.6 If the total costs in connection with the Work exceed the then remaining balance of the Kearny Mesa Renovation Fund, Tenant shall pay such excess costs when due; provided that to the extent such excess costs are known at any point during the design or implementation of the Work, Tenant and Landlord shall thereafter each contribute to each draw or payment in proportion to their respective total obligations with respect to the then remaining cost of the Work, as determined by Landlord is its reasonable discretion.

36.7 Tenant shall pay all reasonable and documented actual out-of-pocket costs and expenses incurred by Landlord or any of its affiliates in connection with the administration of the Kearny Mesa Renovation Fund and any Kearny Mesa Advances, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses, and all other actual and reasonable out-of-pocket charges and expenses, including, without limitation, reasonable attorneys’ fees and expenses; provided, however, in no event shall Tenant’s reimbursement obligation under this Section 36.7 with respect to any Work exceed two and one-half percent (2.5%) of the amount budgeted for such Work, as contained in the agreed-upon Work Proposal for such Work.

36.8 Landlord and Tenant acknowledge that KeyBank National Association (“KeyBank”) is the administrative agent for certain lenders (the “Lenders”) which have provided a revolving credit facility (the “Loan”) to MedEquities Realty Operating Partnership, LP, the sole member of Kearny Mesa Landlord (“Member”), and the Agent and the Lenders have received as a part of the security for the loan a collateral assignment of all of the Member’s equity interests in Kearny Mesa Landlord (the “Equity Pledge”). Notwithstanding anything to the contrary contained in this Master Lease or any other agreements and documents entered into in connection herewith, Landlord and Tenant hereby agree that, in the event of any transfer of the Kearny Mesa Demised Premises (whether by foreclosure of the Equity Pledge, deed in lieu thereof or otherwise) to Agent, a Lender, any person or entity to whom the Loan or Equity Pledge has been assigned, in whole or in part, or any designee or nominee thereof (each, a “Lender Party”) or any subsequent transferee of a Lender Party, no Lender Party, nor any subsequent transferee of such Lender Party, shall be obligated to make any disbursement of the Kearny Mesa Disbursement Fund.

1.5	Exhibits.

(a)	Exhibit A of the Master Lease is hereby amended to include the legal description of the Kearny Mesa Land as set forth on Exhibit A attached to this Amendment.

(b)	Exhibit B of the Master Lease is hereby amended to include the Kearny Mesa Personal Property as described on Exhibit B attached to this Amendment.

(c)	Exhibit C of the Master Lease is hereby deleted and replaced in its entirety with Exhibit C attached to this Amendment.

2.	References to Master Lease. The Master Lease and any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Master Lease are hereby amended so that any reference in the Master Lease or in such other documents to the “Master Lease” or to the “Lease” shall mean a reference to the Master Lease as amended hereby.

3.	Confirmation and Release. Except as specifically set forth herein, all other terms and conditions of the Master Lease shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. In the event of any conflict between the terms of the Master Lease and the terms of this Amendment, the terms of this Amendment shall control.

4.	Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument and any of the parties or signatories hereto may execute this Amendment by signing any such counterpart. Copies of original signatures sent by facsimile, portable document format (.pdf), or other electronic imaging means shall be deemed to be originals for all purposes of this Amendment.

5.	Successors and Assigns. Except as otherwise provided in the Master Lease and the Lease Guaranty, Tenant may not assign, delegate or transfer this Amendment or any document delivered in connection herewith or any of its rights or obligations thereunder. No rights are created under this Amendment or any document delivered in connection herewith for the benefit of any third party. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

[Signature pages follow this page]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed by persons duly authorized thereunto as of the day and year first above written.

LANDLORD:

MRT of La Mesa CA – SNF, LLC, a Delaware limited liability company

By:	/s/ Forrest Gardner
Print Name:	Forrest Gardner
Title:	Senior Vice President

MRT of National City CA – SNF I, LLC, a Delaware limited liability company

By:	/s/ Forrest Gardner
Print Name:	Forrest Gardner
Title:	Senior Vice President

MRT of National City CA – SNF II, LLC, a Delaware limited liability company

By:	/s/ Forrest Gardner
Print Name:	Forrest Gardner
Title:	Senior Vice President

MRT of Upland CA – SNF/ALF, LLC, a Delaware limited liability company

By:	/s/ Forrest Gardner
Print Name:	Forrest Gardner
Title:	Senior Vice President

MRT of San Diego CA – SNF, LLC, a Delaware limited liability company

By:	/s/ Forrest Gardner
Print Name:	Forrest Gardner
Title:	Senior Vice President

Signature Page to First Amendment to Master Lease

TENANT:

GHC OF LA MESA, LLC,
a California limited liability company

By:	Life Generations Healthcare LLC, its Manager

By:	/s/ Thomas Olds, Jr.
Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

By:	/s/ Lois Mastrocola
Name:	Lois Mastrocola
Title:	Chief Financial Officer

GHC OF NATIONAL CITY II, LLC, a California limited liability company

By:	Life Generations Healthcare LLC, its Manager

By:	/s/ Thomas Olds, Jr.
Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

By:	/s/ Lois Mastrocola
Name:	Lois Mastrocola
Title:	Chief Financial Officer

GHC OF NATIONAL CITY I, LLC, a California limited liability company

By:	Life Generations Healthcare LLC, its Manager

By:	/s/ Thomas Olds, Jr.
Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

By:	/s/ Lois Mastrocola
Name:	Lois Mastrocola
Title:	Chief Financial Officer

Signature Page to First Amendment to Master Lease

GHC OF UPLAND RCFE, LLC,
a California limited liability company

By:	Life Generations Healthcare LLC, its Manager

By:	/s/ Thomas Olds, Jr.

Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

By:	/s/ Lois Mastrocola

Name:	Lois Mastrocola
Title:	Chief Financial Officer

GHC OF UPLAND SNF, LLC, a California limited liability company

By:	Life Generations Healthcare LLC, its Manager

By:	/s/ Thomas Olds, Jr.

Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

By:	/s/ Lois Mastrocola

Name:	Lois Mastrocola
Title:	Chief Financial Officer

GHC OF KEARNY MESA, LLC, a California limited liability company

By:	Life Generations Healthcare LLC, its Manager

By:	/s/ Thomas Olds, Jr.

Name:	Thomas Olds, Jr.
Title:	President and Chief Executive Officer

By:	/s/ Lois Mastrocola

Name:	Lois Mastrocola
Title:	Chief Financial Officer

Signature Page to First Amendment to Master Lease

EXHIBIT “A”

LEGAL DESCRIPTION OF KEARNY MESA LAND

All that certain real property situated in the County of San Diego, State of California, described as follows:

LOT 3 OF TOBB CENTER, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP NO. 5034, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, SEPTEMBER 19, 1962.

TOGETHER WITH THAT PORTION OF WESTMORELAND STREET ADJACENT TO SAID LOT 3, AS RECITED AND CLOSED TO PUBLIC USE BY RESOLUTION RECORDED AUGUST 17, 1964 AS INSTRUMENT NO. 148712 OF OFFICIAL RECORDS.

EXCEPTING THEREFROM THAT PORTION GRANTED TO THE STATE OF CALIFORNIA FOR FREEWAY PURPOSES IN DEED RECORDED OCTOBER 26, 1967 AS INSTRUMENT NO. 166532 OF OFFICIAL RECORDS.

Assessor’s Parcel No.: 427-082-10

Exhibit A

Exhibit C